UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2020

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01 Regulation FD Disclosure.

On October 7, 2020, Rite Aid Corporation (“Rite Aid”) issued a press release announcing its entry into that certain stock purchase agreement, dated as of October 7, 2020, by and between Rite Aid and The Bartell Drug Company (“Bartell”), pursuant to which Rite Aid will acquire Bartell for an aggregate purchase price of $95,000,000 (the “Transaction”). In addition, Rite Aid provided an update to its fiscal year 2021 earnings guidance for capital expenditures and free cash flow to reflect the Transaction. The press release includes the non-GAAP financial measure, “Free Cash Flow.” Rite Aid uses this non-GAAP measure in assessing its performance in addition to net cash, the most directly comparable GAAP financial measure. Free Cash Flow is defined as Adjusted EBITDA less cash paid for interest, rent on closed stores, capital expenditures, acquisition costs and the change in working capital. See the below table for a reconciliation of Free Cash Flow to net cash, the most directly comparable GAAP financial measure.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GUIDANCE TO FREE CASH FLOW

GUIDANCE

YEAR ENDING FEBRUARY 27, 2021

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Adjusted EBITDA	$475,000	$525,000
Cash interest expense	(189,000)	(189,000)
Restructuring-related costs	(75,000)	(75,000)
Closed store rent	(26,000)	(26,000)
Working capital benefit	200,000	200,000
Cash flow from operations	385,000	435,000
Gross capital expenditures	(325,000)	(300,000)
Free cash flow	$60,000	$135,000

For further information regarding Adjusted EBITDA and a reconciliation thereof to net income, see Exhibit 99.1 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 24, 2020.

The information (including Exhibit 99.1) being furnished pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated October 8, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: October 7, 2020	By:	/s/ Matthew C. Schroeder
		Name:	Matthew C. Schroeder
		Title:	Executive Vice President and Chief Financial Officer